June 26, 2002



                       PROVIDENT INVESTMENT COUNSEL FUNDS
                                  Supplement to
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                         Prospectus Dated March 1, 2002
                        (as supplemented March 18, 2002)

                                 Balanced Fund A
                              Growth Funds A and B
                              Mid Cap Fund A and B
                       Small Company Growth Funds A and B

In a June 2002 shareholder meeting for the Mid Cap Fund A, shareholders approved the reorganization of the Mid Cap Fund A into the Vanguard Mid Cap Growth Fund. The reorganization is scheduled for July 1, 2002 and further sales of the Mid Cap Fund A shares have been stopped immediately.



               Please retain this Supplement with the Prospectus.
             The date of this Prospectus Supplement is June 26, 2002